                                             UAM Funds
                                             Funds for the Informed Investor/sm/

The McKee Portfolios
Semi-Annual Report                                               April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Statements of Net Assets

    Domestic Equity .......................................................    9

    International Equity ..................................................   13

    Small Cap Equity ......................................................   18

Statements of Operations ..................................................   22

Statements of Changes in Net Assets

    Domestic Equity .......................................................   23

    International Equity ..................................................   24

    Small Cap Equity ......................................................   25

Financial Highlights

    Domestic Equity .......................................................   26

    International Equity ..................................................   27

    Small Cap Equity ......................................................   28

Notes to Financial Statements .............................................   29
--------------------------------------------------------------------------------

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

McKee Domestic Equity Portfolio

The Portfolio had a positive 1.94 percent return for the six months ended April 30, 2001, reflecting the Portfolio's move away from mega-cap and technology stocks.

Economic and Market Perspective

The U.S. economic slow down has led the Federal Reserve to lower interest rates five times beginning in January 2001. The rate cuts were not able to stem the continued declines in the S&P 500 Composite Index. The decline was likely a result of forecasts for slower technology growth in 2001 and radical reductions in valuations of many stocks. The earnings deterioration continued in the 1st quarter as many companies guided earnings lower several times throughout the quarter and told the world they saw no turn around in the second quarter. As these companies announced weaker sales forecasts, the valuations continued to slide.

Performance

The Portfolio's return of 1.94 percent for the six months ended April 30, 2001, was substantially higher than the negative 12.07 percent return from the benchmark S&P 500 Composite Index. The difference is a result of both stock selection and sector allocation. The Portfolio avoided mega-cap stocks which had been overvalued and purchased smaller companies with attractive valuations. The Portfolio also benefited from a large overweight in Energy stocks and underweights in both Technology and Healthcare stocks.

The Portfolio's performance was helped by an overweight in basic material and energy stocks with the biggest benefit coming from the aluminum, oil and gas refining industries. Under-weights in technology stocks especially communication equipment makers and computer makers also contributed to performance. In addition to correct sector allocation, the Portfolio benefited from stock selection as well. One of our biggest positions, Symantec had the largest gain for the period. In addition, the Portfolio's avoidance of mega cap stocks such as Cisco Systems and Oracle which continued their dramatic decline in the last six months, may have also been beneficial.

The Portfolio's performance was hurt by over-weights in long distance telecommunication services and semiconductors but stock selection led to the Portfolio outperforming the market in these sectors.

Portfolio Structure

We continued to reshape the Portfolio in November, December and January for the changed market. We liquidated positions and took gains in companies that had performed exceptionally well, but had become overvalued, such as Cisco Systems and EMC. As part of this strategy we reduced holdings in large-cap technology stocks.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

At the same time we added a sizeable position in Symantec, GPU, Vishay Intertechnology and Outback Steakhouse. The common theme has been to purchase stocks with attractive valuations, which the market was currently overlooking.

We have reduced our exposure to technology stocks, healthcare and financial stocks. The biggest decline has been to the mega-capitalized stocks, which we believe have become overvalued over the past several years. At April 30, 2001, technology stocks represented 14.7 percent of the Portfolio, still the largest sector, but down from 22.6 percent at October 30, 2000 and 35.8 percent at July 31, 2000. In addition, Technology, which had been over-weighted compared to the benchmark index, was under-weighted at April 30, 2001 with the benchmark weight equal to 20.1 percent on that date. At this date, the Portfolio is over-weighted in the Energy, Communications and Utility sectors, compared to the benchmark index. It is most significantly under-weighted in Technology, Financials and Healthcare.

                          Largest Holdings By Industry
                    Percent of Net Assets at April 30, 2001

                                                                        % of
                                                                      Portfolio
                                                                     -----------
Banks ..............................................................    10.76%
Computers & Services ...............................................     9.85%
Electrical Services & Equipment ....................................     9.15%
Telephones & Telecommunications ....................................     7.33%
Petroleum Refining .................................................     7.28%
Oil Exploration & Production .......................................     7.05%
Semiconductors .....................................................     5.13%
Financial Services .................................................     4.82%
Consumer Products ..................................................     4.65%
Retail .............................................................     4.45%

                           Largest Holdings By Company
                    Percent of Net Assets at April 30, 2001

                                                                        % of
                                                                      Portfolio
                                                                     -----------
Symantec ...........................................................     7.56%
GPU ................................................................     4.86%
International Rectifier ............................................     3.48%
Vishay Intertechnology .............................................     2.95%
Intermedia Communications ..........................................     2.91%
Outback Steakhouse .................................................     2.88%
RR Donnelley & Sons ................................................     2.76%
Kerr-McGee .........................................................     2.72%
Conoco .............................................................     2.62%
Apache .............................................................     2.61%

Outlook

We believe value will continue to outperform growth in 2001 as earnings deterioration continues for at least the first half of the year. Many of the growth stocks are still trading at high multiples that cannot be justified in today's market. We are emphasizing mid-cap stocks selling at attractive valuations with stable growth rates and limited downside risk.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

McKee International Equity Portfolio

The Portfolio had a return of a negative 6.27 percent for the six months ended April 30, 2001 as slowing economic growth reduced earnings expectations and high energy costs combined with lofty valuation levels for Technology stocks resulted in lower equity prices. The Portfolio return did exceed that of the benchmark MSCI EAFE Index, which declined 8.11 percent, by 1.84 percent.

Economic and Market Perspective

Slowing economic growth in the U.S., resumption of the Japanese economic recession and continued high-energy prices resulted in lower corporate earnings expectations. European growth remained strong but began to decelerate as the U.S. slowed. Central banks in the U.S., Japan, and Great Britain responded to weaker economic environment by lowering short-term interest rates. Despite rising energy costs, global inflation remained moderate. The dollar was surprisingly strong against both the Euro and the Yen causing lower dollar-denominated returns for international equities.

Performance

Stock and industry selection were the primary drivers of the Portfolio's 184 basis point outperformance. Currency exposure also added to performance but to a lesser degree. Energy, banks, machinery, chemicals, pharmaceuticals, food, beverage, utilities and semi-conductor stocks performed well. Investments in non-EAFE countries, such as Canada, South Korea and Taiwan produced excellent results. Among the EAFE countries, overweights in Spain and Switzerland and the underweight of Japan benefited the Portfolio. Sales of Technology and Telecommunications stocks during the period also increased performance. With the exception of the Philippines, the emerging markets exposure increased the Portfolio return.

The Portfolio was hurt by over-weightings in appliances/household durables and insurance and by under-weights in merchandising, building materials and leisure. Under-weights in the U.K. and Italy also diminished performance.

Portfolio Structure

The Portfolio was invested in 20 countries as of April 30, 2001. Canada, France and the emerging markets were over-weighted while Japan, the U.K. and Italy were under-weighted. We believe the Portfolio is well diversified by industry with only banking and energy representing over 10% of the Portfolio. The number of stocks held has been reduced to 72. Both the PE ratio and price-to-book value ratio of the Portfolio have been significantly lowered since October 31, 2000.

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UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                           Largest Holdings by Country
                    Percent of Net Assets at April 30, 2001

                                                                         % of
Country                                                                Portfolio
-------                                                               ----------
U.K. ................................................................   19.73%
Japan ...............................................................   17.78%
France ..............................................................   12.02%
Germany .............................................................    7.85%
Switzerland .........................................................    6.15%
Netherlands .........................................................    5.40%
Spain ...............................................................    4.61%
Italy ...............................................................    2.60%
Sweden ..............................................................    2.18%
Australia ...........................................................    1.91%

                           Largest Holdings by Company
                    Percent of Net Assets at April 30, 2001

                                                                         % of
                                                                       Portfolio
                                                                      ----------
BP Amoco (U.K.) .....................................................    2.95%
TotalFinaElf (France) ...............................................    2.72%
GlaxoSmithKline (U.K.) ..............................................    2.41%
Orange (France) .....................................................    2.31%
Axa (France) ........................................................    1.96%
Barclays (U.K.) .....................................................    1.85%
HSBC Holdings (U.K.) ................................................    1.85%
Shell Transport & Trading (U.K.) ....................................    1.83%
UBS (Switzerland) ...................................................    1.82%
Nestle (Switzerland) ................................................    1.81%

Outlook

Slowing world economic growth, high energy prices and continued uncertainty regarding the prospects for Japanese economic reform will likely continue to weigh on international equity markets. Stock prices should benefit from central bank rate cuts, moderate inflation and continued productivity growth. Falling global interest rates may eventually cause world economic growth and corporate earnings to accelerate. Those stocks not excessively valued have good long-term appreciation potential. The Portfolio will continue to search for those equities offering the best combinations of valuation and expected growth.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

McKee Small Cap Equity Portfolio

The Portfolio had a return of a negative 4.48 percent for the six months ended April 30, 2001. The results, which were below those of the benchmark Russell 2000 Index, in particular reflected poor performance by investments in the producer durable and technology sectors. But the recent interest rate cuts bode well for domestic equity markets, especially small-cap stocks.

Economic and Market Perspective

The fundamental market change that began after the NASDAQ's peak in March 2000 and the deterioration in corporate earnings at the end of 2000 and beginning of 2001 had negative effects on small-cap stocks. No longer willing to pay any price for mega-capitalization and technology stocks, the change in investor sentiment should increase interest in small caps stocks, following several years of under-performance. Value stocks greatly out-performed growth stocks. Although the trend has started to reverse somewhat, continued economic weakness and poor earnings makes the current environment favorable for value stocks. The likelihood of continuing interest-rate cuts paints a favorable picture for the domestic equity markets. But the conditions that had set the stage for the market change-lower interest rates, slowing economic growth, reduced earnings expectations and rising energy prices, carrying the threat of inflation-in conjunction with continued investor caution took a toll on a number of small value stocks, including many in the producer durable and technology sectors.

Performance

The Portfolio under-performed the benchmark Russell 2000 Index, which returned a negative 1.77 percent for the six months ended April 30, 2001. Relative results were hurt by investments in several industries-semiconductors, telecommunications equipment, crude oil producers and electronics---where the Portfolio was overweighted compared to the benchmark and simultaneously under-performed on a relative basis. Also adding to under-performance was the lack of Real Estate Investment Trusts, which are not a permissible investment for the Portfolio. Two technology companies, APW Limited and Documentum, particularly hurt return.

Investments in the retail, miscellaneous energy and the savings and loans industries, which were over-weighted compared to the benchmark, made the biggest contribution to relative return. A telecommunications utility, Intermedia Communications, was the largest individual contributor. American Eagle Outfitters and Tosco, a retailer and an energy company respectively, also helped return.

Portfolio Structure

We continue to re-structure the Portfolio. While reducing the overall number of holdings to allow closer scrutiny and quicker responses to market changes, we are

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

finding new opportunities in stocks trading below net cash. As part of the changes we have reduced exposure in the technology and consumer discretionary sectors and increased positions in financial services and utilities.

At April 30, 2001, the Portfolio held 72 stocks. The consumer discretionary sector accounted for approximately 22 percent of Portfolio assets, utilities for 20 percent and technology for 16 percent. The utility, technology and consumer discretionary sectors, in that order, were also the most heavily over-weighted, compared to the benchmark index. The financial, health care and materials and processing sectors were the most under-weighted, comparatively.

                          Largest Holdings By Industry
                    Percent of Net Assets at April 30, 2001

                                                                         % of
                                                                       Portfolio
                                                                      ----------
Computer & Services .................................................   14.06%
Banks ...............................................................    9.82%
Retail ..............................................................    8.78%
Energy ..............................................................    8.70%
Telephones & Telecommunication ......................................    8.43%
Oil & Gas ...........................................................    7.03%
Food, Beverage & Tobacco ............................................    4.75%
Electrical Services .................................................    4.47%
Semiconductors/Instruments ..........................................    4.23%
Machinery ...........................................................    4.06%

                           Largest Holdings By Company
                    Percent of Net Assets at April 30, 2001

                                                                         % of
                                                                       Portfolio
                                                                      ----------
Intermedia Communications ...........................................    4.11%
Stone Energy ........................................................    3.15%
Callaway Golf .......................................................    3.07%
Conectiv ............................................................    2.82%
Applebees International .............................................    2.65%
Black & Decker ......................................................    2.52%
Be Free .............................................................    2.52%
Tosco ...............................................................    2.48%
RGS Energy Group ....................................................    2.36%
Energen .............................................................    2.35%

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Outlook

The prospect for small cap value stocks is better today than it has been for several years. Short-term interest rates have long since peaked, the economy is barely expanding and capital is no longer available to many small companies. These factors should lead investors to continue to favor value over growth. Value companies are better able to fund their own growth and make more attractive acquisition targets. A return to value, especially Graham and Dodd deep value, should help the Portfolio's performance. While we expect considerable volatility ahead in the small-cap segment of the market, we anticipate improvements for rational and patient investors.


Yours truly,

/s/ Eugene M. Natali

Eugene M. Natali
Chief Executive Officer
C.S. McKee & Company, Inc.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------


                      Definition of the Comparative Indices

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Composite Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS -- 93.6%

                                                        Shares           Value
                                                      ----------      ----------
AEROSPACE & DEFENSE -- 2.3%
   Boeing ...........................................      2,550       $ 157,590
                                                                      ----------
AIR TRANSPORTATION -- 3.5%
   AMR of Delaware* .................................      3,500         133,385
   US Airways Group* ................................      3,800         106,020
                                                                      ----------
                                                                         239,405
                                                                      ----------
APPAREL & TEXTILES -- 0.9%
   Coach* ...........................................      1,808          58,651
                                                                      ----------
BANKS -- 10.8%
   Bank of America ..................................      2,350         131,600
   FleetBoston Financial ............................      2,350          90,169
   JP Morgan Chase ..................................      2,630         126,187
   Suntrust Banks ...................................      1,700         107,950
   UnionBanCal ......................................      5,600         171,024
   Washington Mutual ................................      2,300         114,839
                                                                      ----------
                                                                         741,769
                                                                      ----------
COMPUTERS & SERVICES -- 10.0%
   Digex* ...........................................      7,500          93,600
   Oracle* ..........................................          3              48
   Sandisk* .........................................      2,500          67,150
   Symantec* ........................................      8,000         518,480
                                                                      ----------
                                                                         679,278
                                                                      ----------
CONSUMER PRODUCTS -- 4.7%
   Fortune Brands ...................................      5,600         174,440
   Maytag ...........................................      4,200         145,950
                                                                      ----------
                                                                         320,390
                                                                      ----------
DRUGS -- 3.8%
   Barr Laboratories*  ..............................      1,000          57,950
   Vishay Intertechnology* ..........................      8,100         202,095
                                                                      ----------
                                                                         260,045
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE DOMESTIC EQUITY PORTFOLIO
                                               APRIL 30, 2001 (Unaudited)

------------------------------------------------------------------------------
COMMON STOCKS -- continued

                                                         Shares        Value
                                                        --------    ----------
ELECTRICAL SERVICES & EQUIPMENT -- 9.2%
   Emerson Electric .................................      2,550    $  169,958
   Exelon ...........................................      1,850       127,743
   GPU ..............................................     10,000       333,100
                                                                    ----------
                                                                       630,801
                                                                    ----------
FINANCIAL SERVICES -- 4.8%
   Block H & R ......................................      2,300       126,500
   Citigroup ........................................          2            98
   Merrill Lynch ....................................      1,650       101,805
   PNC Financial Services Group .....................      1,600       104,112
                                                                    ----------
                                                                       332,515
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 1.6%
   Kroger* ..........................................      2,650        59,864
   Sara Lee .........................................      2,412        48,023
                                                                    ----------
                                                                       107,887
                                                                    ----------
INSURANCE -- 1.7%
   Hartford Financial Services ......................      1,850       114,885
                                                                    ----------
MEDICAL SERVICES -- 2.8%
   Health Net* ......................................      4,200        90,510
   Tenet Healthcare* ................................      2,500       111,600
                                                                    ----------
                                                                       202,110
                                                                    ----------
OIL EXPLORATION & PRODUCTION -- 7.1%
   Apache ...........................................      2,800       179,088
   Kerr-McGee .......................................      2,600       186,290
   Triton Energy* ...................................      4,800       120,528
                                                                    ----------
                                                                       485,906
                                                                    ----------
PAPER & PAPER PRODUCTS -- 1.3%
   Willamette Industries ............................      1,800        87,570
                                                                    ----------
PETROLEUM REFINING -- 7.3%
   Conoco, Cl B .....................................      5,900       179,478
   Texaco ...........................................      2,400       173,472
   Valero Energy ....................................      3,100       149,296
                                                                    ----------
                                                                       502,246
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     McKEE DOMESTIC EQUITY PORTFOLIO
                                              APRIL 30, 2001 (Unaudited)
-----------------------------------------------------------------------------
COMMON STOCKS -- concluded


                                                       Shares       Value
                                                      --------   ------------
PRINTING SERVICES -- 2.8%
   RR Donnelley & Sons .............................     6,800   $    189,312
                                                                 ------------
RETAIL -- 4.5%
   Autozone* .......................................     3,500        109,690
   Outback Steakhouse* .............................     6,800        197,132
                                                                 ------------
                                                                      306,822
                                                                 ------------
SEMICONDUCTORS -- 5.2%
   Amkor Technology* ...............................     5,300        115,275
   International Rectifier* ........................     4,300        238,650
                                                                 ------------
                                                                      353,925
                                                                 ------------
STEEL & STEEL WORKS -- 2.0%
   Alcoa ...........................................     3,300        136,620
                                                                 ------------
TELEPHONES & TELECOMMUNICATION -- 7.3%
   AT&T ............................................     6,075        135,351
   Avaya* ..........................................         2             30
   Corning .........................................         1             22
   Intermedia Communications* ......................    12,300        199,506
   SBC Communications ..............................     1,631         67,279
   Verizon Communications* .........................     1,877        103,366
                                                                 ------------
                                                                      505,554
                                                                 ------------
   TOTAL COMMON STOCKS
      (Cost $5,729,647) ............................                6,413,281
                                                                 ------------
WRITTEN OPTIONS -- (1.4%)
   Intermedia Communications May 2001, 20 Call* ....       (83)        (2,905)
   Symantec July 2001, 55 Call* ....................       (40)       (54,000)
   Symantec July 2001, 60 Call* ....................       (40)       (39,200)
                                                                 ------------
   TOTAL WRITTEN OPTIONS
      (Cost $(58,402)) .............................                  (96,105)
                                                                 ------------
 OTHER REGISTERED INVESTMENT COMPANIES -- 1.0%
   John Hancock Bank and Thrift Opportunity Fund ...     8,400         69,300
                                                                 ------------
   TOTAL OTHER REGISTERED INVESTMENT COMPANIES
      (Cost $66,858) ...............................                   69,300
                                                                 ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.4%

                                                                           Face
                                                                          Amount           Value
                                                                         --------       -----------
REPURCHASE AGREEMENT -- 7.4%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
      due 05/01/01, to be repurchased at $509,061,
      collateralized by $501,394 of various
      U.S. Treasury Obligations valued at
      $525,434 (Cost $509,000) .......................................  $   509,000    $    509,000
                                                                                       ------------
   TOTAL INVESTMENTS -- 100.6%
      (Cost $6,247,103) (a) ..........................................                    6,895,476
                                                                                       ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.6%) .......................                      (39,693)
                                                                                       ------------
NET ASSETS CONSIST OF:
   Paid in Capital ...................................................                    7,678,091
   Accumulated Net Investment Loss ...................................                      (21,937)
   Accumulated Net Realized Loss .....................................                   (1,448,744)
   Net Unrealized Appreciation .......................................                      648,373
                                                                                       ------------
   Total Net Assets -- 100.0% .........................................                $  6,855,783
                                                                                       ============
   Institutional Class Shares:
   Shares Issued and Outstanding
      ($0.001 par value -- 25,000,000 authorized) .....................                     798,253
   Net Asset Value, Offering and Redemption Price Per Share ..........                 $       8.59
                                                                                       ============

  *  Non-Income Producing Security
 Cl  Class
(a) The cost for federal income tax purposes was $6,247,103. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $648,373. This consisted of aggregate gross unrealized appreciation for all securities of $808,899 and aggregate unrealized depreciation for all securities of $160,526.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
FOREIGN COMMON STOCKS -- 91.8%

                                                        Shares         Value
                                                       --------   -------------
AUSTRALIA -- 1.9%
   News ...........................................     100,000   $     951,416
   Westpac Banking ................................     250,000       1,670,316
                                                                  -------------
                                                                      2,621,732
                                                                  -------------
BELGIUM -- 1.0%
   Fortis (B) .....................................      50,000       1,285,570
                                                                  -------------
CANADA -- 1.4%
   Alcan ..........................................      45,000       2,001,790
                                                                  -------------
CAYMAN ISLANDS -- 1.8%
   Triton Energy* .................................     100,000       2,511,000
                                                                  -------------
FINLAND -- 1.2%
   Nokia OYJ ......................................      50,000       1,653,509
                                                                  -------------
FRANCE -- 11.8%
   Axa ............................................      22,750       2,682,630
   BNP Paribas ....................................      25,000       2,220,933
   Cie de Saint-Gobain ............................      11,500       1,733,303
   Coflexip Stena Offshore ........................      10,000       1,471,756
   Orange* ........................................     300,000       3,159,842
   Suez Lyonnaise des Eaux ........................      10,000       1,477,076
   TotalFinaElf ...................................      25,000       3,723,720
                                                                  -------------
                                                                     16,469,260
                                                                  -------------
GERMANY -- 7.7%
   Allianz ........................................       6,900       1,985,142
   BASF ...........................................      30,000       1,276,704
   Bayer ..........................................      24,450       1,025,340
   Bayerische Hypo-und Vereinsbank ................      24,000       1,327,772
   Commerzbank ....................................      37,281       1,051,096
   E.ON ...........................................      26,000       1,305,873
   Schering .......................................      25,000       1,234,590
   Siemens ........................................      21,000       1,545,344
                                                                  -------------
                                                                     10,751,861
                                                                  -------------
IRELAND -- 1.3%
   Elan ADR* ......................................      35,000       1,755,250
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2001 (Unaudited)

-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- continued

                                                        Shares         Value
                                                      ----------    -----------
ITALY -- 2.6%
   Fiat ...........................................     80,000      $ 1,844,128
   Telecom Italia .................................    155,000        1,721,910
                                                                    -----------
                                                                      3,566,038
                                                                    -----------
JAPAN -- 17.5%
   Canon ..........................................     42,000        1,648,925
   East Japan Railway .............................        300        1,670,782
   Hitachi ........................................    200,000        1,939,531
   Ito-Yokado .....................................     38,000        2,119,399
   Komatsu ........................................    400,000        2,266,564
   Kubota .........................................    550,000        2,003,481
   Matsushita Electric Industrial .................     85,000        1,417,412
   Mitsubishi Tokyo Finance Group* ................        152        1,550,330
   Mizuho Holdings ................................        250        1,540,049
   Sony ...........................................     24,000        1,795,119
   Takeda Chemical Industries .....................     24,000        1,157,890
   Tokyo Electric Power ...........................     46,000        1,098,474
   Toyota Motor ...................................     57,300        1,906,367
   UFJ Holdings* ..................................        187        1,345,716
   Yamanouchi Pharmaceutical ......................     32,000          885,903
                                                                    -----------
                                                                     24,345,942
                                                                    -----------
NETHERLANDS -- 5.3%
   Aegon ..........................................     45,000        1,500,127
   Akzo Nobel .....................................     33,000        1,373,654
   Koninklijke Ahold ..............................     47,000        1,458,457
   Koninklijke Philips Electronics ................     50,614        1,485,790
   Unilever .......................................     28,000        1,583,822
                                                                    -----------
                                                                      7,401,850
                                                                    -----------
PHILIPPINES -- 0.4%
   Philippine Long Distance Telephone .............     40,700          546,362
                                                                    -----------
PORTUGAL -- 1.3%
   Portugal Telecom SGPS* .........................    178,000        1,726,494
                                                                    -----------
SINGAPORE -- 0.9%
   Singapore Airlines .............................    160,000        1,273,676
                                                                    -----------
SOUTH KOREA -- 1.9%
   Samsung Electronics ............................     15,000        2,608,200
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- continued

                                                        Shares        Value
                                                      ----------   ------------
SPAIN -- 4.5%
   Banco Bilbao Vizcaya Argentaria ................      128,700   $  1,827,969
   Endesa .........................................       80,000      1,346,923
   Repsol YPF .....................................       78,000      1,445,335
   Telefonica* ....................................      100,000      1,691,633
                                                                   ------------
                                                                      6,311,860
                                                                   ------------
SWEDEN -- 2.1%
   Investor B-Shares ..............................      140,000      1,710,642
   Nordea .........................................      212,792      1,276,504
                                                                   ------------
                                                                      2,987,146
                                                                   ------------
SWITZERLAND -- 6.1%
   Nestle .........................................        1,200      2,484,524
   Roche Holding* .................................          150      1,077,296
   Swiss Re .......................................        1,200      2,362,096
   UBS ............................................       16,400      2,495,591
                                                                   ------------
                                                                      8,419,507
                                                                   ------------
TAIWAN -- 1.7%
   Taiwan Semiconductor Manufacturing ADR* ........      100,000      2,424,000
                                                                   ------------
UNITED KINGDOM -- 19.4%
   Barclays .......................................       78,900      2,540,028
   BG Group .......................................      350,000      1,377,145
   BP Amoco .......................................      451,100      4,046,870
   Cadbury Schweppes ..............................      250,000      1,541,687
   Diageo .........................................      200,000      2,103,276
   GlaxoSmithKline* ...............................      125,000      3,303,360
   HSBC Holdings (HKD) ............................      199,600      2,533,709
   Lloyds TSB Group ...............................      200,000      2,078,952
   Marconi ........................................      102,600        601,146
   Rolls-Royce ....................................      525,000      1,599,992
   Scottish Power .................................      200,000      1,273,412
   Shell Transport & Trading ......................      300,000      2,504,615
   Vodafone Group .................................      500,000      1,518,437
                                                                   ------------
                                                                     27,022,629
                                                                   ------------
   TOTAL FOREIGN COMMON STOCKS
     (Cost $126,002,817) ..........................                $127,683,676
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.7%

                                                                       Face
                                                                      Amount            Value
                                                                   ------------     -------------
REPURCHASE AGREEMENT -- 6.7%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01, to be purchased at $9,277,108,
     collateralized by $9,137,381 of various
     U.S. Treasury Obligations, valued at
     $9,575,498 (Cost $9,276,000)  ..............................  $   9,276,000     $   9,276,000
                                                                                     -------------
   TOTAL INVESTMENTS -- 98.5%
     (Cost $135,278,817)(a) .....................................                      136,959,676
                                                                                     -------------
   OTHER ASSETS AND LIABILITIES, NET -- 1.5% ....................                        2,137,829
                                                                                     -------------
NET ASSETS CONSIST OF:

   Paid in Capital ..............................................                      148,129,980
   Undistributed Net Investment Income ..........................                          163,647
   Accumulated Net Realized Loss ................................                      (10,867,747)
   Net Unrealized Appreciation ..................................                        1,671,625
                                                                                     -------------
   Total Net Assets -- 100.0% ...................................                    $ 139,097,505
                                                                                     =============
   Institutional Class Shares:
   Shares Issued and Outstanding
     ($0.001 par value -- 25,000,000 authorized) ................                       14,240,903
   Net Asset Value, Offering and Redemption Price Per Share .....                    $        9.77
                                                                                     =============

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
HKD  Hong Kong Dollar
(a) The cost for federal income tax purposes was $135,278,817. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $1,680,859. This consisted of aggregate gross unrealized appreciation for all securities of $11,851,299 and gross unrealized depreciation for all securities of $10,170,440.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
At April 30, 2001, sector diversification of the Portfolio was as follows:

                                                       % of           Market
Sector Diversification                              Net Assets        Value
----------------------                              ----------  --------------
Airlines .......................................       0.9%     $    1,273,676
Aerospace/Defense ..............................       1.2%          1,599,992
Audio/Video ....................................       2.3%          3,212,531
Automotive .....................................       2.7%          3,750,495
Banks ..........................................      16.9%         23,458,965
Building & Construction ........................       1.2%          1,733,303
Chemicals ......................................       2.6%          3,675,697
Diversified Operations .........................       1.1%          1,545,344
Electronic Components & Equipment ..............       6.1%          8,457,522
Financial Services .............................       2.2%          2,996,212
Food, Beverage & Tobacco .......................       6.6%          9,171,766
Insurance ......................................       6.1%          8,529,995
Manufacturing ..................................       1.4%          2,003,481
Medical Products & Services ....................       6.8%          9,414,289
Metals .........................................       1.4%          2,001,790
Mining & Minerals ..............................       1.6%          2,266,564
Multimedia .....................................       0.7%            951,416
Office Equipment ...............................       1.2%          1,648,925
Petroleum & Fuel Products ......................      12.3%         17,080,442
Retail .........................................       1.5%          2,119,399
Telephone & Telecommunications .................       9.1%         12,619,333
Transportation .................................       1.2%          1,670,782
Utilities ......................................       4.7%          6,501,757
                                                    -------     --------------
Total Foreign Common Stocks ....................      91.8%        127,683,676
Repurchase Agreement ...........................       6.7%          9,276,000
                                                    -------     --------------
Total Investments ..............................      98.5%        136,959,676
Other Assets and Liabilities, Net ..............       1.5%          2,137,829
                                                    -------     --------------
Net Assets .....................................     100.0%     $  139,097,505
                                                    =======     ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS - 94.2%

                                                          Shares       Value
                                                          ------     ----------
AIR TRANSPORTATION -- 0.8%
   Alaska Air Group* ..................................    4,600     $  129,490
                                                                     ----------
BANKS -- 9.9%
   Astoria Financial ..................................    4,450        257,477
   Banknorth Group ....................................   11,450        226,595
   Cullen/Frost Bankers ...............................    8,900        284,800
   Hudson United Bancorp ..............................    5,610        133,294
   MAF Bancorp ........................................    9,436        254,300
   S&T Bancorp ........................................   11,550        259,875
   Trustmark ..........................................    6,400        133,760
                                                                     ----------
                                                                      1,550,101
                                                                     ----------
BEAUTY PRODUCTS -- 1.0%
   Chattem* ...........................................   15,000        153,600
                                                                     ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.2%
   Price Communications* ..............................   10,100        182,002
                                                                     ----------
CHEMICALS -- 3.4%
   Cytec Industries* ..................................   10,000        327,100
   Ferro ..............................................   10,000        208,700
                                                                     ----------
                                                                        535,800
                                                                     ----------
COMPUTERS & SERVICES -- 14.2%
   Be Free* ...........................................  268,700        397,676
   Brooktrout* ........................................    6,650         46,816
   Clarus* ............................................   40,000        258,800
   Cognex* ............................................    4,400        129,844
   Digex* .............................................   20,000        249,600
   Documentum* ........................................    6,000         89,820
   IDT* ...............................................   10,000        216,500
   iGate Capital* .....................................  160,000        363,200
   Predictive Systems* ................................  100,000        226,000
   Retek* .............................................        1             29
   Sybase* ............................................    7,350        115,762
   UBICS* .............................................   10,000         13,500
   Verity* ............................................    5,000        112,600
                                                                     ----------
                                                                      2,220,147
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2001 (Unaudited)
-------------------------------------------------------------------------------
COMMON STOCKS -- continued

                                                         Shares        Value
                                                       ---------   ------------
ELECTRICAL SERVICES -- 4.5%
   Conectiv .........................................     20,000   $    446,000
   Rare Medium Group* ...............................    220,000        259,600
                                                                   ------------
                                                                        705,600
                                                                   ------------
ELECTRICAL TECHNOLOGY -- 3.4%
   Artesyn Technologies* ............................      7,600        115,216
   C&D Technologies .................................      5,600        198,688
   CTS ..............................................      2,900         69,600
   Kemet* ...........................................      7,300        149,796
                                                                   ------------
                                                                        533,300
                                                                   ------------
ENERGY -- 8.7%
   Energen ..........................................     10,000        371,500
   New Jersey Resources .............................      6,200        268,398
   Public Service of New Mexico .....................     10,000        361,300
   RGS Energy Group .................................     10,000        372,000
                                                                   ------------
                                                                      1,373,198
                                                                   ------------
FOOD, BEVERAGE & TOBACCO-- 4.8%
   Applebees International ..........................     10,000        419,000
   Ruddick ..........................................     10,100        139,279
   Whole Foods Market* ..............................      3,950        191,970
                                                                   ------------
                                                                        750,249
                                                                   ------------
INVESTMENT COMPANY -- 0.8%
   American Capital Strategies ......................      4,900        129,850
                                                                   ------------
MACHINERY -- 4.1%
   Black & Decker ...................................     10,000        398,600
   Donaldson ........................................      4,100        113,488
   Pentair ..........................................      4,200        129,234
                                                                   ------------
                                                                        641,322
                                                                   ------------
MEDICAL PRODUCTS & SERVICES -- 0.2%
   Laser Vision Centers* ............................     12,400         38,440
                                                                   ------------
METALS -- 1.1%
   Mueller Industries* ..............................      5,300        171,455
                                                                   ------------
MISCELLANEOUS MANUFACTURING -- 1.2%
   Furniture Brands International* ..................      8,200        185,894
                                                                   ------------
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2001 (Unaudited)

-------------------------------------------------------------------------------
COMMON STOCKS -- continued

                                                         Shares        Value
                                                      ----------   ------------
OIL & GAS -- 7.1%
   CAL Dive International* ..........................      7,900   $    221,279
   Stone Energy* ....................................     10,000        497,000
   Tosco ............................................      8,500        391,425
                                                                   ------------
                                                                      1,109,704
                                                                   ------------
PHARMACEUTICALS -- 2.4%
   Alpharma, Cl A ...................................      3,600         81,432
   Mylan Laboratories ...............................      5,000        133,700
   Owens & Minor ....................................      8,550        166,383
                                                                   ------------
                                                                        381,515
                                                                   ------------
PRINTING & PUBLISHING -- 0.0%
   Scholastic* ......................................          1             42
                                                                   ------------
RETAIL -- 8.8%
   American Eagle Outfitters* .......................      5,000        186,100
   Callaway Golf ....................................     20,000        485,200
   Mortons Restaurant Group* ........................     10,000        239,100
   Ross Stores ......................................     10,000        219,800
   ShopKo Stores* ...................................      8,000         63,680
   Wendy' s International ...........................      7,600        192,508
                                                                   ------------
                                                                      1,386,388
                                                                   ------------
SEMICONDUCTORS/INSTRUMENTS -- 4.3%
   Amkor Technology* ................................      6,800        147,900
   ATMI* ............................................      4,850        127,701
   ESS Technology* ..................................      9,100         62,699
   International Rectifier* .........................      4,800        266,400
   Luminent* ........................................     15,000         63,900
                                                                   ------------
                                                                        668,600
                                                                   ------------
SERVICES -- 0.9%
   Dollar Thrifty Automotive Group* .................      6,450        142,545
                                                                   ------------
TELEPHONES & TELECOMMUNICATION -- 8.5%
   Adtran* ..........................................      3,200         87,520
   Ibasis* ..........................................     45,000        133,200
   Intermedia Communications* .......................     40,000        648,800
   ITC Deltacom* ....................................     25,000        133,500
   ITXC* ............................................     40,000        144,800

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
                                               APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCKS -- concluded


                                                                      Shares          Value
                                                                   ------------    ------------
TELEPHONES & TELECOMMUNICATION -- continued
     Mastec* ...................................................          5,250    $     76,965
     US LEC, Cl A* .............................................         20,000         106,000
                                                                                   ------------
                                                                                      1,330,785
                                                                                   ------------
TESTING LABORATORIES -- 1.1%
     Myriad Genetics* ..........................................          3,400         180,064
                                                                                   ------------
WHOLESALE -- 1.8%
     United Stationers* ........................................         10,000         284,700
                                                                                   ------------
     TOTAL COMMON STOCKS
        (Cost $14,721,870) .....................................                     14,784,791
                                                                                   ------------

SHORT-TERM INVESTMENT -- 6.4%

                                                                      Face
                                                                     Amount
                                                                   ------------
REPURCHASE AGREEMENT -- 6.4%
  Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01, to be repurchased at $1,006,120,
     collateralized by $990,967 of various
     U.S. Treasury Obligations, valued at
     $1,038,481 (Cost $1,006,000)  .............................   $  1,006,000       1,006,000
                                                                                   ------------
  TOTAL INVESTMENTS -- 100.6%
     (Cost $15,727,870) (a) ....................................                     15,790,791
                                                                                   ------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.6%) ..................                        (87,590)
                                                                                   ------------
NET ASSETS CONSIST OF:
  Paid in Capital ..............................................                     32,598,220
  Accumulated Net Investment Loss ..............................                        (48,706)
  Accumulated Net Realized Loss ................................                    (16,909,234)
  Net Unrealized Appreciation ..................................                         62,921
                                                                                   ------------
  Total Net Assets -- 100.0% ...................................                   $ 15,703,201
                                                                                   ============
  Institutional Class Shares:
  Shares Issued and Outstanding
     ($0.001 par value -- 25,000,000 authorized) ...............                      2,048,541
  Net Asset Value, Offering and Redemption Price Per Share .....                          $7.67
                                                                                          =====


  *  Non-Income Producing Security
 Cl  Class
(a) The cost for federal income tax purposes was $15,727,870. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $62,921. This consisted of aggregate gross unrealized appreciation for all securities of $2,431,567 and gross unrealized depreciation for all securities of $2,368,646.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                    McKEE PORTFOLIOS
                             FOR THE SIX MONTHS ENDED APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS


                                                       McKee              McKee              McKee
                                                     Domestic         International        Small Cap
                                                       Equity            Equity             Equity
                                                     Portfolio          Portfolio          Portfolio
                                                   ---------------    --------------     --------------
Investment Income
Dividends ......................................   $        93,706    $    1,101,624     $       86,554
Interest .......................................            39,116           229,079             49,695
Less: Foreign Taxes Withheld ...................                --          (141,010)                --
                                                   ---------------    --------------     --------------
   Total Income ................................           132,822         1,189,693            136,249
                                                   ---------------    --------------     --------------
Expenses
Investment Advisory Fees -- Note B .............            49,348           503,009            110,142
Administrative Fees -- Note C ..................            46,806           105,068             44,645
Filing and Registration Fees ...................             6,943            21,150             12,532
Shareholder Servicing Fees -- Note F ...........            18,100             7,445                 51
Audit Fees .....................................             7,092             7,149              3,770
Printing Fees ..................................             9,955             4,121              5,859
Directors' Fees -- Note E ......................             1,631             4,103              1,948
Legal Fees .....................................               702                --              2,907
Other Expenses .................................            15,998            99,608             13,818
                                                   ---------------    --------------     --------------
   Total Expenses ..............................           156,575           751,653            195,672
Less:
Waiver of Investment Advisory Fees .............                --            (6,067)            (9,699)
   Net Expenses Before Expense Offset ..........           156,575           745,586            185,973
                                                   ---------------    --------------     --------------
Expense Offset -- Note A .......................            (1,816)          (10,390)            (1,018)
   Net Expenses After Expense Offset ...........           154,759           735,196            184,955
                                                   ---------------    --------------     --------------
Net Investment Income (Loss) ...................           (21,937)          454,497            (48,706)
                                                   ---------------    --------------     --------------
Net Realized Loss on:
   Investments .................................        (1,375,354)      (10,632,078)        (2,543,816)
   Foreign Currency Transactions ...............                --          (245,657)                --
                                                   ---------------    --------------     --------------
Net Realized Loss on Investments
   and Foreign Exchange Transactions ...........        (1,375,354)      (10,877,735)        (2,543,816)
                                                   ---------------    --------------     --------------
Net Change in Unrealized Appreciation on:
   Investments .................................           521,854           430,498            300,014
   Foreign Currency Transactions ...............                --            36,051                 --
                                                   ---------------    --------------     --------------
Net Change in Unrealized Appreciation ..........           521,854           466,549            300,014
                                                   ---------------    --------------     --------------
Net Loss on Investments and
   Foreign Currency ............................          (853,500)      (10,411,186)        (2,243,802)
                                                   ---------------    --------------     --------------
Net Decrease in Net Assets
   Resulting from Operations ...................   $      (875,437)   $   (9,956,689)    $   (2,292,508)
                                                   ===============    ==============     ==============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                           Six Months          Year
                                                                             Ended             Ended
                                                                         April 30, 2001      October 31,
                                                                          (Unaudited)          2000
                                                                         --------------    --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ...............................................   $      (21,937)   $      (16,408)
   Net Realized Gain (Loss).........................................         (1,375,354)        3,581,951
   Net Change in Unrealized
     Appreciation (Depreciation) .....................................          521,854        (3,774,923)
                                                                         --------------    --------------
   Net Decrease in Net Assets Resulting
    from Operations ...................................................        (875,437)         (209,380)
                                                                         --------------    --------------
Distributions:
   Net Investment Income .............................................             --             (55,421)
   Net Realized Gain .................................................       (3,473,234)       (3,277,245)
                                                                         --------------    --------------
   Total Distributions ...............................................       (3,473,234)       (3,332,666)
                                                                         --------------    --------------
Capital Share Transactions:
   Issued ............................................................          528,933         2,168,169
   In Lieu of Cash Distributions .....................................        3,473,234         3,228,788
   Redeemed ..........................................................      (22,273,709)      (14,365,632)
                                                                         --------------    --------------
   Net Decrease from Capital Share Transactions ......................      (18,271,542)       (8,968,675)
                                                                         --------------    --------------
     Total Decrease ..................................................      (22,620,213)      (12,510,721)
                                                                         --------------    --------------
Net Assets:
   Beginning of Period ...............................................       29,475,996        41,986,717
                                                                         --------------    --------------
   End of Period (including undistributed net investment
     income/accumulated net investment loss of $(21,937) and
     $0, respectively) ...............................................   $    6,855,783    $   29,475,996
                                                                         ==============    ==============
Shares Issued and Redeemed:
   Issued ............................................................           62,062           196,813
   In Lieu of Cash Distributions .....................................          439,650           293,260
   Redeemed ..........................................................       (2,491,014)       (1,310,554)
                                                                         --------------    --------------
   Net Decrease from Shares
     Issued and Redeemed .............................................       (1,989,302)         (820,481)
                                                                         ==============    ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  MCKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                          Six Months             Year
                                                                             Ended               Ended
                                                                         April 30, 2001       October 31,
                                                                          (Unaudited)             2000
                                                                         ---------------    ---------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .............................................   $       208,840    $       685,613
   Net Realized Gain (Loss) ..........................................       (10,632,078)        25,997,840
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and
     Foreign Currency Transactions ...................................           466,549        (30,013,088)
                                                                         ---------------    ---------------
   Net Decrease in Net Assets Resulting
     from Operations .................................................        (9,956,689)        (3,329,635)
                                                                         ---------------    ---------------
Distributions:
   Net Investment Income .............................................           (63,359)        (1,580,781)
   Net Realized Gain .................................................       (24,341,637)       (17,461,421)
                                                                         ---------------    ---------------
   Total Distributions ...............................................       (24,404,996)       (19,042,202)
                                                                         ---------------    ---------------
Capital Share Transactions:
   Issued ............................................................         5,261,045         50,920,263
   Redemption Fees -- Note J .........................................            13,609            170,674
   In Lieu of Cash Distributions .....................................        23,296,330         18,155,174
   Redeemed ..........................................................       (18,795,452)       (55,217,292)
                                                                         ---------------    ---------------
   Net Increase from Capital Share Transactions ......................         9,775,532         14,028,819
                                                                         ---------------    ---------------
     Total Decrease ..................................................       (24,586,153)        (8,343,018)
                                                                         ---------------    ---------------
Net Assets:
   Beginning of Period ...............................................       163,683,658        172,026,676
                                                                         ---------------    ---------------
   End of Period (including undistributed net investment income
     of $163,647 and $18,166, respectively) ..........................   $   139,097,505    $   163,683,658
                                                                         ===============    ===============
Shares Issued and Redeemed:
   Issued ............................................................           531,289          3,594,743
   In Lieu of Cash Distributions .....................................         2,304,286          1,323,892
   Redeemed ..........................................................        (1,872,550)        (3,891,871)
                                                                         ---------------    ---------------
   Net Increase from Shares
     Issued and Redeemed .............................................           963,025          1,026,764
                                                                         ===============    ===============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                              Six Months           Year
                                                                 Ended            Ended
                                                            April 30, 2001      October 31,
                                                              (Unaudited)          2000
                                                            --------------    --------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ..................................   $      (48,706)   $     (125,706)
   Net Realized Loss ....................................       (2,543,816)       (5,344,249)
   Net Change in Unrealized Appreciation ................          300,014         3,703,047
                                                            --------------    --------------
   Net Decrease in Net Assets Resulting
     from Operations ....................................       (2,292,508)       (1,766,908)
                                                            --------------    --------------
Distributions:
   Net Realized Gain ....................................               --                --
                                                            --------------    --------------
   Total Distributions ..................................               --                --
                                                            --------------    --------------
Capital Share Transactions:
   Issued ...............................................           92,344           129,263
   Redemption Fees -- Note J ............................              205                --
   In Lieu of Cash Distributions ........................               --                --
   Redeemed .............................................      (15,782,545)      (46,239,980)
                                                            --------------    --------------
   Net Decrease from
     Capital Share Transactions .........................      (15,689,996)      (46,110,717)
                                                            --------------    --------------
     Total Decrease .....................................      (17,982,504)      (47,877,625)
                                                            --------------    --------------
Net Assets:
   Beginning of Period ..................................       33,685,705        81,563,330
                                                            --------------    --------------
   End of Period (including net investment
        loss of $($48,706) and $0, respectively) ........   $   15,703,201    $   33,685,705
                                                            ==============    ==============
Shares Issued and Redeemed:
   Issued ...............................................           12,254            15,024
   In Lieu of Cash Distributions ........................               --                --
   Redeemed .............................................       (2,158,027)       (5,464,181)
                                                            --------------    --------------
   Net Decrease from
     Shares Issued and Redeemed .........................       (2,145,773)       (5,449,157)
                                                            ==============    ==============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                        Six Months
                                          Ended                                   Years Ended October 31,
                                      April 30, 2001    --------------------------------------------------------------------------
                                      (Unaudited)(1)        2000           1999           1998            1997           1996
                                       ------------     ------------    ------------   ------------   -------------   ------------
Net Asset Value,
   Beginning of Period .............   $      10.57     $      11.64    $      16.03   $      16.86   $       13.38   $      11.44
                                       ------------     ------------    ------------   ------------   -------------   ------------
Income from Investment
   Operations
   Net Investment Income
     (Loss) ........................          (0.01)              --            0.06           0.08            0.10           0.10
   Net Realized
     and Unrealized
     Gain (Loss) ...................           0.04            (0.10)           1.50           0.46            3.92           2.08
                                       ------------     ------------    ------------   ------------   -------------   ------------
   Total from Investment
     Operations ....................           0.03            (0.10)           1.56           0.54            4.02           2.18
                                       ------------     ------------    ------------   ------------   -------------   ------------
Distributions:
   Net Investment Income ...........             --            (0.02)          (0.06)         (0.08)          (0.10)         (0.09)
   Net Realized Gain ...............          (2.01)           (0.95)          (5.89)         (1.29)          (0.44)         (0.15)
                                       ------------     ------------    ------------   ------------   -------------   ------------
     Total Distributions ...........          (2.01)           (0.97)          (5.95)         (1.37)          (0.54)         (0.24)
                                       ------------     ------------    ------------   ------------   -------------   ------------
Net Asset Value,
   End of Period ...................   $       8.59     $      10.57    $      11.64   $      16.03   $       16.86   $      13.38
                                       ============     ============    ============   ============   =============   ============
Total Return .......................           1.94%           (1.24)%         13.76%          3.36%          30.96%         19.31%+
                                       ============     ============    ============   ============   =============   ============
Ratios and
   Supplemental Data
Net Assets, End of
   Period (Thousands) ..............   $      6,856     $     29,476    $     41,987   $     49,387    $     107,389  $     62,170
Ratio of Expenses to Average
   Net Assets ......................           2.04%*           1.16%           1.05%          1.02%            0.94%         0.99%
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets ......................          (0.29)%*         (0.05)%          0.51%          0.46%            0.64%         0.93%
Portfolio Turnover Rate ............             96%              66%             93%            61%              47%           42%

  *  Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++  Total return is for the period indicated and has not been annualized.
(1)  Per share data calculated using average shares outstanding method.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                         Six Months
                                            Ended                                 Years Ended October 31,
                                       April 30, 2001     ------------------------------------------------------------------------
                                        (Unaudited)           2000           1999          1998             1997           1996
                                       -------------      -----------    -----------    -----------     -----------     ----------
Net Asset Value,
   Beginning of Period .............        $  12.33         $  14.04       $  11.23       $  12.42        $  10.55       $  10.03
                                            --------         --------       --------       --------        --------       --------
Income from Investment
   Operations
     Net Investment Income .........            0.02             0.05           0.11           0.12            0.11           0.09
   Net Realized
     and Unrealized
     Gain (Loss) ...................           (0.74)           (0.17)          3.20          (0.03)           2.01           0.73
                                            --------         --------       --------       --------        --------       --------
   Total from Investment
     Operations ....................           (0.72)           (0.12)          3.31           0.09            2.12           0.82
                                            --------         --------       --------       --------        --------       --------
Redemption Fees ....................              --             0.01             --             --              --             --
                                            --------         --------       --------       --------        --------       --------
Distributions:
   Net Investment Income ...........              --            (0.13)         (0.09)         (0.11)          (0.11)         (0.09)
   Net Realized Gain ...............           (1.84)           (1.47)         (0.41)         (1.17)          (0.14)         (0.21)
                                            --------         --------       --------       --------        --------       --------
     Total Distributions ...........           (1.84)           (1.60)         (0.50)         (1.28)          (0.25)         (0.30)
                                            --------         --------       --------       --------        --------       --------
Net Asset Value, End of Period .....        $   9.77         $  12.33       $  14.04       $  11.23        $  12.42       $  10.55
                                            ========         ========       ========       ========        ========       ========
Total Return .......................           (6.27)%+         (1.69)%        30.33%          1.18%          20.31%          8.29%
                                            ========         ========       ========       ========        ========       ========
Ratios and
     Supplemental Data
Net Assets, End of
     Period (Thousands) ............        $139,098         $163,684       $172,027       $134,075        $103,050       $ 91,224
Ratio of Expenses
     to Average Net Assets .........            1.02%*           1.02%          1.02%          1.00%           0.98%          1.01%
Ratio of Net Investment
     Income to Average
     Net Assets ....................            0.62%*           0.37%          1.05%          1.08%           0.95%          0.92%
Portfolio Turnover Rate ............              36%              60%            40%            20%             29%             9%

 * Annualized
 + Total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      McKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                  Six Months                                            November 4
                                                    Ended           Year Ended      Year Ended           1997* to
                                                April 30, 2001      October 31,     October 31,         October 31,
                                                (Unaudited)(1)         2000            1999                1998
                                                -------------      ------------     ------------        ----------
Net Asset Value,
   Beginning of Period ......................         $  8.03           $  8.46          $  8.46           $ 10.00
                                                      -------           -------          -------           -------
Income from Investment
   Operations
   Net Investment Loss ......................           (0.02)            (0.03)           (0.02)            (0.01)
   Net Realized and Unrealized
     Gain (Loss) ............................           (0.34)            (0.40)            0.09             (1.52)
                                                      -------           -------          -------           -------
Total from Investment Operations ............           (0.36)            (0.43)            0.07             (1.53)
                                                      -------           -------          -------           -------
Distributions:
   Net Realized Gain ........................              --                --            (0.07)            (0.01)
                                                      -------           -------          -------           -------
Total Distributions .........................              --                --            (0.07)            (0.01)
                                                      -------           -------          -------           -------
   Net Asset Value, End of Period ...........         $  7.67           $  8.03          $  8.46           $  8.46
                                                      =======           =======          =======           =======
Total Return ................................           (4.48)%++         (5.08)%+          0.81%           (15.36)%++
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)........         $15,703           $33,686          $81,563           $81,451
                                                      =======           =======          =======           =======
Ratio of Expenses to Average Net Assets......            1.68%**           1.45%            1.26%             1.27%**
Ratio of Net Investment Loss to Average
   Net Assets ...............................           (0.44)%**         (0.57)%          (0.18)%           (0.12)%**
Portfolio Turnover Rate .....................              31%              102%              53%                5%

  *  Commencement of Operations
 **  Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++  Total return is for the period indicated and has not been annualized.
(1)  Per share data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified open-end management investment companies. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:

     McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

     McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.

     McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which use information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollar quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
     amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.
         2. Federal Income Taxes: It is each Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
         The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
         4. Foreign Currency Translation: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
     losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.
         5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. At April 30, 2001, the International Equity Portfolio had no such contracts.
          6. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.
         Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
         7. Option Selling/Purchasing: Each Portfolio may invest in financial options contracts solely for the purpose of hedging its existing fund securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio sells or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.
         8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.
         9. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolios does not expect any material impact on results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), an affiliate of Old Mutual plc, (formerly United Asset Management Corporation), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.65%, 0.70% and 1.00% of average daily net assets for the McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.093% for the International Equity, and 0.073% for the Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001 UAMFSI earned the following amounts from the Portfolios and paid the following to SEI, UAMSSC and DST for their services:

                                                Portion     Portion     Portion
                               Administrative   Paid to     Paid to     Paid to
McKee Portfolios                   Fees          SEI        UAMSSC        DST
----------------               --------------   -------     ------      -------
Domestic Equity ............      41,926         16,592      3,669       10,570
International Equity .......      90,438         22,546      4,325        6,890
Small Cap Equity  ..........      39,276         17,418      3,879        5,700

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolios pay the Administrator 0.093% for the International Equity Portfolio and 0.073% for the Domestic Equity and Small Cap Equity per annum of the average daily net assets of the Portfolios and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $4,880, $14,630 and $5,369 for the Domestic Equity, International Equity and Small Cap Equity Portfolios, respectively.

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolios.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the period ended April 30, 2001, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

     McKee Portfolios                                 Purchases         Sales
     ----------------                              -------------     -----------
     Domestic Equity ...........................   $  13,300,838     $31,680,565
     International Equity ......................      48,518,172      59,310,947
     Small Cap Equity ..........................       6,566,115      22,783,713

     There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity, McKee International Equity or the McKee Small Cap Equity Portfolios.

UAM FUNDS                                            McKEE PORTFOLIOS
                                                     APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

     H. Written Options Transactions: Written option transactions entered into during the six months ended April 30, 2001 are summarized as follows:

                                                   Domestic Equity Portfolio
                                                   -------------------------
                                                                     Premium
                                                   # of Contracts     (000)
                                                   --------------    -------
Balance at the beginning of the period                   --            --
Written                                                 432           106
Expired                                                 (94)          (19)
Exercised                                              (109)          (16)
Closing Buys                                            (66)          (13)
                                                       ----          ----
Balance at the end of the period                        163            58

     At April 30, 2001 the Domestic Equity Portfolio had sufficient cash and/or securities at least equal to the value of the written options.

     I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 2001, the Portfolios had no borrowings under the agreement.

     J. Other: At April 30, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                    No. of           %
     McKee Portfolios                             Shareholders    Ownership
     ----------------                             ------------    ---------
     Domestic Equity ...........................        2            89%
     International Equity ......................        3            38%
     Small Cap Equity ..........................        2            52%

     At April 30, 2001, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency.

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
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Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Effective November 1, 1999, the Board of Directors of UAM Funds, Inc. approved a 1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio and the McKee International Equity Portfolio. For the six months ended April 30, 2001 the McKee International Equity Portfolio and the McKee Small Cap Equity Portfolio retained redemption fees in the amount of $13,609 and $205, respectively.

     At October 31, 2000, the McKee Small Cap Equity Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $14,235,417. For the McKee Small Cap Equity Portfolio, $9,021,169 will expire on October 31, 2007 and $5,214,248 will expire on October 31, 2008.

                                     NOTES

UAM FUNDS                                                       McKEE PORTFOLIOS

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Officers and Directors

James F. Orr, III                     Linda T. Gibson, Esq.
Director, President and Chairman      Vice President and Secretary

John T. Bennett, Jr.                  Sherry Kajdan Vetterlein
Director                              Vice President and Assistant Secretary

Nancy J. Dunn                         Christopher Salfi
Director                              Treasurer

Philip D. English                     Molly S. Mugler
Director                              Assistant Secretary

William A. Humenuk
Director

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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